SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 27, 2004

Date of Report (Date of earliest event reported)

M-Wave, Inc.

(Exact name of registrant as specified in its charter)
Delaware		36-3809819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Industrial Drive, West Chicago, Illinois	60185

(Address of principal executive offices)	(Zip Code)
(630) 562-5550

(Registrant's telephone number)

Item 5. Other Events

We are filing this Report solely for the purpose of filing the press release, dated August 2, 2004, included as an exhibit to the Report and incorporated by reference herein, relating to the election of Jim Mayer as Chief Executive Officer and other matters.A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
(c)Exhibits
Exhibit No.	Description
99.1	Press Release dated August 2, 2004

SIGNATURE Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
M-WAVE, INC.
Date: August 2, 2004	By: /s/ Gerald M. Mayer

Name: Gerald M. Mayer Title: Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated August 2, 2004